Exhibit 10.1

WAIVER

Reference is made to the letter agreement, dated May 20, 2025 (the “Insider Letter), among Armada Sponsor II LLC (the “Sponsor”), Armada Acquisition Corp. II (the “SPAC”), Stephen P. Herbet, Douglas M. Lurio, Thomas A. Decker, Mohammad A. Khan and Celso L. White.

The Sponsor desires to transfer (the “Securities Sale”) all of its Class B ordinary shares and private placement units in the SPAC to Arrington XRP Capital Fund, LP, a Delaware limited partnership.

In order to effectuate the Securities Sale, the Sponsor requires a waiver of the provisions of Section 7 of the Insider Letter.

For good and valid consideration, the receipt of which hereby is acknowledged, the parties hereto hereby irrevocably waive the provisions of Section 7 of the Insider Letter to the extent, but only to the extent, necessary or desirable to facilitate the Securities Sale.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Waiver in New York, New York as of this 28th day of August, 2025.

ARMADA SPONSOR II LLC

By:	/s/ Stephen P. Herbert
Name:	Stephen P. Herbert
Title:	Managing Member

By:	/s/ Douglas M. Lurio
Name:	Douglas M. Lurio
Title:	Managing Member

ARMADA ACQUISITION CORP. II

By:	/s/ Stephen P. Herbert
Name:	Stephen P. Herbert
Title:	Chief Executive Officer

By:	/s/ Stephen P. Herbert
Name:	Stephen P. Herbert

By:	/s/ Douglas M. Lurio
Name:	Douglas M. Lurio

By:	/s/ Thomas A. Decker
Name:	Thomas A. Decker

By:	/s/ Mohammad A. Khan
Name:	Mohammad A. Khan

By:	/s/ Celso L. White
Name:	Celso L. White

ACKNOWLEDGED AND AGREED:

COHEN & COMPANY CAPITAL MARKETS, A DIVISION OF J.V.B. FINANCIAL GROUP, LLC

By:	/s/ Jerry Serowik
Name:	Jerry Serowik
Title:	Senior Managing Director

NORTHLAND SECURITIES, INC.

By:	/s/ Jeff Peterson
Name:	Jeff Peterson
Title:	Co-Head of Investment Banking